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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 AUGUST 25, 1998


                               SOURCE MEDIA, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                         0-21894                     13-3700438
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)


5400 LBJ FREEWAY, SUITE 680, DALLAS, TEXAS                          75240
 (Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code:

                                 (972) 701-5400

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Item 5.  Other Events

         On August 25, 1998, Source Media, Inc. announced in a press release in the form attached hereto as Exhibit 99 that Source Media, Inc. was served with a class action lawsuit on August 25, 1998.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99 Source Media, Inc. August 25, 1998 press release announcing that Source Media, Inc. was served with a class action lawsuit on August 25, 1998.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 26, 1998                 SOURCE MEDIA, INC.



                                       By: /s/ Timothy P. Peters
                                           -------------------------------------
                                           Timothy P. Peters,
                                           Chairman of the Board and Chief
                                           Executive Officer



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                                INDEX TO EXHIBITS


Item
Number   Exhibit
------   -------
99       Source Media, Inc. August 25, 1998 press release announcing that Source
         Media, Inc. was served with a class action lawsuit on August 25, 1998.